Exhibit 10.136

EXECUTION COPY

AMENDMENT NUMBER 2 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT

(FIARC)

THIS AMENDMENT NUMBER 2 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT, dated as of February 14, 2007 (this “Amendment”), is entered into by and among FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation (the “Debtor”), FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation (“FIFS” or “Seller”), FIRST INVESTORS SERVICING CORPORATION, a Delaware corporation (“FISC” or the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC (successor by assignment from Blue Ridge Asset Funding Corporation), a Delaware limited liability company, (“VFCC”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware corporation (successor in interest to Wachovia Securities, Inc., formerly known as First Union Securities, Inc.) (“Wachovia”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Minnesota, National Association (“Wells Fargo”).  Capitalized terms used and not otherwise defined herein are used as defined in the Security Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Second Amended and Restated Security Agreement, dated as of March 16, 2006 (as amended, supplemented or restated to the date hereof, the “Security Agreement”);

WHEREAS, the parties hereto desire to amend the Security Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendments.  Effective as of the Effective Date, the Security Agreement is hereby amended as follows:

(a)                                  The definitions of “Credit Insurance” and “VSI Insurance” in Section 1.1 of the Security Agreement are hereby deleted in their entirety.

(b)                                 The definition of “Eligible Receivables” in Section 1.1 of the Security Agreement is hereby amended as follows:

(i)                                     Clause (q) of the definition is amended by deleting “66” before the word “months” and replacing it with “67”; and

(ii)                                  Clause (bb) is deleted in its entirety and replaced with “[reserved]”.

(c)                                  The definition of “Liquidation Proceeds” in Section 1.1 of the Security Agreement is amended and restated in its entirety to read as follows:

“Liquidation Proceeds:                      All monies collected in connection with the disposition of any Financed Vehicle, from whatever source, securing a Defaulted Receivable, net of the sum of (x) any amounts reasonably expended by the Servicer in connection with the liquidation of such Financed Vehicle for the account of the Obligor and (y) any such amounts required by law to be remitted to the Obligor.”

(d)                                 Clause (i) of the definition of “Termination Date” in Section 1.1 of the Security Agreement is hereby amended by replacing “February 14, 2007” with “February 13, 2008”.

(e)                                  Clause (iii) of Section 2.1 is hereby amended by deleting “VSI insurance or” from clause (iii).

(f)                                    Section 6.1(p) is hereby amended by replacing “66” before the word “months” with “67”.

(g)                                 Section 6.1(z) is hereby amended and restated in its entirety as follows:

“(z)                             FIFSG’s Shareholder’s Equity as a percentage of its on-balance portfolio falls below (a) 6.5% measured as of the end of each fiscal quarter of FIFSG occurring during the period beginning on the date hereof and ending on July 31, 2007,  and (b) 7.0% measured as of the end of each fiscal quarter of FIFSG for each fiscal quarter occurring during the period beginning on August 1, 2007 and ending on the Termination Date; and”.

(h)                                 The last proviso of Section 7.8(a) of the Security Agreement is hereby deleted in its entirety and replaced with the following proviso:

“and provided, further, that the failure to so deliver the original certificate of title or other document evidencing the Seller’s (or if such Receivable was originated by an Approved Third Party Originator, such Approved Third Party Originator’s) status as lienholder shall be considered a breach of the representation and warranty set forth in Section 3.1(a) as of such 120th day (or 150th day with respect to any certificate of title or other evidence of lien relating to any Financed Vehicle relating to any Receivables originated pursuant to the Seller’s refinancing program) and the Debtor shall make the payments in respect of the related Receivable as required by the last paragraph of Section 3.1.”

SECTION 2.  Approval of Approved Third Party Originator.  The Administrative Agent hereby approves Interactive Financial Acceptance as an Approved Third Party Originator; provided that Interactive Financial Acceptance enters into an Approved Third Party Originator Agreement with an Approved Subsidiary as required under the Security Agreement.

SECTION 3.  Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment executed by a duly authorized officer of each party hereto and the Debtor shall have taken such other action, including delivery of approvals, consents, opinions, documents, fees and instruments, as the Company and the Administrative Agent may reasonably request.

SECTION 4.  Miscellaneous.

(a)                                  References in the Security Agreement.  Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Security Agreement as amended hereby, and each reference to the Security Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Security Agreement as amended hereby.

(b)                                 Effect on the Security Agreement.  Except as specifically amended hereby, the Security Agreement shall remain in full force and effect.  This Amendment shall not constitute a novation of the Security Agreement, but shall constitute an amendment thereof.

(c)                                  Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(d)                                 Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)                                  Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(f)                                    Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Security Agreement.

(g)                                 GOVERNING LAW.  THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

FIRST INVESTORS AUTO RECEIVABLES CORPORATION.

By:
Name: Bennie H. Duck
Title: Vice President - Treasurer

FIRST INVESTORS FINANCIAL SERVICES, INC.

By:
Name: Bennie H. Duck
Title: Vice President - Treasurer

FIRST INVESTORS SERVICING CORPORATION

By:
Name: Bennie H. Duck
Title: Vice President - Treasurer

[Signatures continued on next page]

[Signature page to Amendment Number 2 to the Second Amended and Restated Security Agreement for FIARC]

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC

By Wachovia Capital Markets, LLC
as attorney-in-fact

By:
Name: Douglas R. Wilson, Sr.
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
(successor by merger to Wells Fargo Bank Minnesota, National Association)

By:
Name: Sue Dignan
Title: Assistant Vice President

[Signatures continued on next page]

[Signature page to Amendment Number 2 to the Second Amended and Restated Security Agreement for FIARC]

Agreed to as of the 14th day of February, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION,

as liquidity agent and sole liquidity provider under the Liquidity Purchase Agreement

By:
Name:
Title:

[End of signatures]

[Signature page to Amendment Number 2 to the Second Amended and Restated Security Agreement for FIARC]